SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 8, 2017

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On December 8, 2017, NanoViricides, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). Of the 63,307,000 shares of common stock entitled to vote at the Meeting, 50,820,517 shares of common stock were present in person or by proxy and 3,776,027 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) were present in person or by proxy, representing approximately 82% of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders re-elected Dr. Anil Diwan, Dr. Milton Boniuk, and Dr. Mukund Kulkarni as Class I Directors, each for a two-year term expiring at the 2019 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal. The Company’s stockholders also ratified the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 27, 2017.

The voting results of the shares of common stock for each proposal are set forth below:*

Proposal 1 – Election of All Directors:

Total Shares Voted	Votes Against	Total Votes Withheld	Percentage Voted For	Broker Non-Votes
25,081,339	0	950,283	96.34%	24,788,895

Re-election of Dr. Anil Diwan as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
19,379,792	0	6,651,839	74.45%

Re-election of Dr. Milton Boniuk as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
25,048,419	0	983,203	96.22%

Re-election of Dr. Mukund Kulkarni as a Class I Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
25,053,132	0	978,490	96.24%

Proposal 2- To ratify the appointment of Eisner Amper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
47,903,250	2,534,794	382,473	94.97%	0

*These results do not include the votes of the 4,356,460 outstanding shares of the Company’s outstanding Series A Convertible Preferred Stock, which votes the rate of 9 votes per share, and of which 3,776,027 shares voted in favor of each of Proposals 1 and 2.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 14, 2017	By:	/s/ Eugene Seymour, MD
Name: Eugene Seymour Title: Chief Executive Officer